SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  January  9, 2001
(Date of earliest event reported)

Commission File No.:  333-77215



                    Morgan Stanley Dean Witter Capital I Inc.
             (Exact name of registrant as specified in its charter)



       Delaware                                          13-3291626
--------------------------------------------------------------------------------
(State or Other Jurisdiction                (I.R.S. Employer Identification No.)
   of Incorporation)



1585 Broadway, New York, New York                                   10036
--------------------------------------------------------------------------------
(Address of Principal Executive Office)                          (Zip Code)



                                 (212) 761-4000
------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.     Other Events.
            ------------

            Attached as Exhibits 99.1 and 99.2 to this Current Report are certain materials (the "Structural and Collateral Term Sheet" and the "Collateral Term Sheet") furnished to the Registrant by Morgan Stanley & Co. Incorporated and Lehman Brothers Inc. (the "Underwriters"), the underwriters in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series 2001-PPM (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-77215) (the "Registration Statement"). The Registrant hereby incorporates the Structural and Collateral Term Sheet and the Collateral Term Sheet by reference in the Registration Statement.

            The Structural and Collateral Term Sheet and the Collateral Term Sheet were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Structural and Collateral Term Sheet and the Collateral Term Sheet.

            Any statement or information contained in the Structural and Collateral Term Sheet and the Collateral Term Sheet shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            -------------------------------------------------------------------

            (c)   Exhibits

                  Exhibit No.                          Description
                  -----------                          -----------

                    99.1                   Structural and Collateral Term Sheet

                    99.2                          Collateral Term Sheet

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                       MORGAN STANLEY DEAN WITTER CAPITAL I
                                          INC.



                                       By: /s/  Andrew Berman
                                          ------------------------------
                                          Name:  Andrew Berman
                                          Title: Vice President

Date:  January  10, 2001

                                INDEX TO EXHIBITS
                                -----------------



                                                                  Paper (P) or
Exhibit No.            Description                                Electronic
-----------            -----------                                ------------

   99.1                Structural and Collateral Term Sheet           E

   99.2                Collateral Term Sheet                          E